EUROPEAN LARGE CAP

                               [GRAPHIC OMITTED]

Alliance New
Europe Fund

Semi-Annual Report
January 31, 2000 (unaudited)

Alliance Capital [LOGO]
The Investment Professional's Choice

Investment Products Offered

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 o Are Not FDIC Insured
 o May Lose Value
 o Are Not Bank Guaranteed
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

                                                          LETTER TO SHAREHOLDERS

LETTER TO SHAREHOLDERS
March 21, 2000

Dear Shareholder:

We are pleased to report to you on the performance, investment strategy and outlook of the Alliance New Europe Fund (the "Fund") for the semi-annual reporting period ended January 31, 2000.

Investment Results

The following table provides information on Alliance New Europe Fund's performance and, for comparison, that of relevant benchmarks for the six- and 12-month periods ended January 31, 2000. The Fund handsomely outperformed the Morgan Stanley Capital International ("MSCI") Europe Index for both the six- and 12-month periods ended January 31, 2000. The Fund's performance slightly underperformed its peer group, as represented by the Lipper European Region Funds Average (the "Lipper Average"), for the six- and 12-month periods under review.

Our bottom-up stock selection process, as always, has influenced performance. Our process seeks to identify companies offering the best available combination of fundamental growth and valuation based on internally generated research provided by our nine industry-oriented European analysts located in London.

Stock selection was the major determinant of relative returns during the six- and 12-month periods ended January 31, 2000. Country allocation and currency management added modestly to the Fund's relative returns. The universal driver of the Fund's performance was the strong showing by holdings in the technology, telecommunications, and media industries. Several of the Fund's large positions showed stellar returns for the six months ended January 31, 2000, with investments in Mannesmann AG, Nokia Corp., ST Microelectronics NV, British Sky Broadcasting Group Plc, and UPC United Pan-Europe Communications NV more than doubling in price over this period. In contrast, the Fund's investments in the financial services, health care, and consumer staples areas showed broad weakness.

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INVESTMENT RESULTS*

Periods Ended January 31, 2000

                                           -------------
                                           Total Returns
                                           -------------
                                          6 Months                 12 Months
--------------------------------------------------------------------------------
Alliance New
Europe Fund
   Class A                                  19.06%                   17.73%
--------------------------------------------------------------------------------
   Class B                                  18.67%                   16.93%
--------------------------------------------------------------------------------
   Class C                                  18.66%                   16.91%
--------------------------------------------------------------------------------
MSCI Europe
Index                                        9.44%                    8.65%
--------------------------------------------------------------------------------
Lipper European
Region Funds
Average                                     19.92%                   18.58%
--------------------------------------------------------------------------------

      * The Fund's investment results represent total returns and are based on the net asset value as of January 31, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Total returns for Advisor Class shares will differ due to different expenses associated with that class. Past performance is no guarantee of future results.


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                                                    ALLIANCE NEW EUROPE FUND o 1

LETTER TO SHAREHOLDERS

      The MSCI Europe Index is a market-capitalization weighted index of over 550 stocks traded in 15 European markets. The Lipper European Region Funds Average represents funds that invest in equity securities whose primary trading markets or operations are concentrated in the European region or in a single country within this region. These funds have generally similar investment objectives to your Fund, although investment policies for the various funds may differ. The Lipper Average, for the six- and 12-month periods ended January 31, 2000, reflects performance of 157 and 146 mutual funds, respectively. An investor cannot invest directly in an index or an average.

      Additional investment results appear on pages 7-11.

Market Review

European equities, led by the technology, telecommunications, and media industries, rose to all-time highs in the six-month period ended January 31, 2000. All of the gains for the six- and 12-month periods came in the calendar fourth quarter of 1999 when European equities, as measured by the MSCI Europe Index, gained 17.3%. The euro finished the six- and 12-month periods down near its lows against the U.S. dollar and the Japanese yen, despite signs that economic conditions in Europe were improving vis-a-vis those in the U.S. and Japan.

Returns by country essentially varied based on sector exposure. Indices in countries with heavy technology representation rose sharply (e.g. Finland), while those with little or no technology, telecommunications, and media representation (e.g. Switzerland) did relatively poorly when measured in local currency terms. In our view, the ubiquitous belief in future growth prospects for technology companies and telecommunication-related enterprises led equity investors to buy these stocks in an almost indiscriminate manner, and funding these investments were sales of stocks in interest-rate sensitive sectors. Financial stocks remained under pressure despite strong underlying profit growth. Defensive stocks saw weak inflows in light of further evidence of a strengthening global economy, but such signs of strength continued to bolster the performance of cyclical stocks in commodity and industrial industries.

By style, growth-at-a-reasonable-price and pure value investors were universally trounced during the six-month period ended January 31, 2000, as momentum-oriented strategies dominated. Our work on these style factors shows evidence of an exaggerated appetite amongst investors for price-driven strategies, with secondary importance attached to sustainable long-term growth. Interestingly, the emphasis on near-term earnings revisions has diminished in terms of being a catalyst for relative performance. By their actions, the majority of investors have clearly accepted the investment case for benign inflation, benign interest rates, and sustainable and robust demand for "new-era" products and applications.

Investment Strategy

Having found a broader set of technology companies that interested us during the period, we widened the Fund's


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2 o ALLIANCE NEW EUROPE FUND

                                                          LETTER TO SHAREHOLDERS

holdings in this group to include web-agency company Pixelpark AG, the consulting firm Transiciel SA, knowledge software vendor Autonomy Corp. Plc, and technology/industrial conglomerates Siemens AG and Philips Electronics NV.

In the services sector, we added Royal Caribbean Cruises Ltd., the second largest cruise ship operator in the world. We also made Securitas AB of Sweden a large holding in the Fund in the belief that the company's well established and implemented model of organic and acquisition-led growth in the security services field is second to none on a global basis. Cyclical exposure in the Fund was also increased with additions of Akzo Nobel NV and Rhodia SA so as to take advantage of the leverage to earnings provided by the combination of restructuring and accelerating economic growth.

Cash for the purchases noted above was procured from reductions and/or sales in holdings in the health care sector, the elimination of investments in consumer cyclicals, and taking profits in some names that rose sharply.

Economic Outlook

We believe investment success requires the correct marriage of fundamentals and price. Most often we think of fundamentals as including both macro- and micro-economic, or company-specific sets of information. Price is set daily in the marketplace based on the interaction of buyers and sellers whose views are presumably based on expectations for fundamentals. As we enter the year, it is worthwhile to once again review fundamentals and prices to assess where risk and reward lie in the markets at the present time.

From an economic perspective, conditions in the global economy are completely different today than what they were a year ago. One year ago, interest rates were at all-time lows, central banks were easing, inflation looked benign, commodity prices were subdued, Y2K problems were anticipated, and growth expectations were being reduced. As it turned out, all of the above surprised on the upside with the exception of inflation, which remains benign, and Y2K, which turned out to be a non-event. As we enter 2000, central banks are generally in a tightening mode, interest rates and growth expectations are rising, commodity prices remain firm, and small signs of pipe line inflationary pressures are evident. Economic growth is improving at a faster pace than increases in input costs, thus allowing a general rise in productivity. Further gains in productivity are expected in 2000, particularly from recovering economies overseas.

While the strength of the global economy is encouraging, there are key imbalances, which, if become of material concern, could cause investors to reassess the low risk premium they have placed on equities. First, central banks have flooded the global economy with liquidity because of Y2K concerns, and now that Y2K fears have been shown to be generally unfounded, this liquidity is set to unwind. In the near-term, this presents a challenge to global equities overall as the speculative energy to fuel further rapid increases is reduced.


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                                                    ALLIANCE NEW EUROPE FUND o 3

LETTER TO SHAREHOLDERS

Second, the U.S. economy is running out of private sector capital and the workers needed to support its robust pace of economic expansion. To attract capital, we believe that the return on capital has to rise--either in the form of higher interest rates, or higher equity prices. Given economic conditions in the U.S., we believe that the odds favor a further increase in interest rates. If this is the case, the hurdle rate for returns will go up and, with valuations at somewhat precarious levels, equities will be materially challenged to earn a high rate of return for investors. Concomitant with this structural adjustment must come a shrinking of the current account balance and a rise in the savings ratio. With regard to the shortage of workers so often an issue in the U.S., no matter what the economic data says, this shortage is leading to wage increases in excess of inflation. In our view, there is just too much anecdotal evidence available in all types of industries to refute such a suggestion. In summary, we believe that the imbalances in the U.S. economy pose fundamental risks to both economic growth and equity markets overseas.

In contrast to the U.S., economic conditions in Europe look healthier. The credit cycle is less mature, savings balances are positive, productivity has just begun to rise, and participation in local equities is starting to rise from low levels. Thus, at least from a macro-economic perspective, we see better risk/reward opportunities in Europe and a continuation of this year's trend of non-U.S. equities outperforming U.S. equities.

Investment Outlook

Allied to the robust economic backdrop has been a general upward drift to earnings estimates throughout the year, with technology and basic industry stocks receiving the heaviest upgrades of any industries. These upgrades have overcome the valuation pressure applied by rising interest for this group as evidenced by relative outperformance of these stocks. Today it would be fair to say that investor expectations for strong and sustained profit growth are high, particularly in all areas of the "new economy" such as technology, telecommunications, and media and the Internet. Valuations assigned to these expectations, especially when viewed against the non-technology, telecommunications, and media segment of the market, are indeed extreme. What we can say, at least based on our empirical work in the technology area, is that valuations do not matter so long as earnings rise above expectations. The question looking forward, therefore, is whether or not reality can live up to expectations embodied in today's share prices.

Demand drivers for companies operating in the technology, telecommunications, and media areas remain strong at both the corporate and consumer level. We see no reason for these demand trends to wane unless a major technology error occurs. Thus, we still see room for earnings to surprise on the upside because of the healthy state of demand, particularly for those companies with leading edge positions and focused management. As the history of technology investing has shown, very few companies are able to achieve, let alone exceed, market expectations on an


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4 o ALLIANCE NEW EUROPE FUND

                                                          LETTER TO SHAREHOLDERS

ongoing basis. Thus, we fear that too much money has chased the "new economy" theme without regard to company-specific fundamentals. Companies operating in the Internet arena feature prominently in this regard, and we expect that sometime in 2000 this group will again undergo a major correction that will likely be driven by a combination of disappointing profit growth and fears over the convergence between brick-and-mortar companies and their Internet-only counterparts. Semiconductor and communication stocks look best placed to exceed expectations given demand trends, and accordingly the Fund is overweight in these areas. We also continue to like the outlook for content providers and cable operators.

While technology has a high hurdle rate to clear in terms of expected growth in 2000 vis-a-vis a 1999 earnings base, the same can be said for many other industries as well. The only possible exception are basic industries, which are still recovering from low profit levels achieved in early 1999. But unlike technology, many well managed and growing (10% to 15%+ sustainable growth) companies have seen their stocks sold off in the past few months in response to fears over rising interest rates or modest variations in earnings expectations. For many of these companies, we believe the long-term trends are intact and that companies are selling at a discount to what we believe to be their intrinsic value.

Should the technology sector undergo a material correction, we would expect the Fund's holdings in those non-technology, telecommunications, and media stocks, which have sold off more than their fundamentals would suggest, to hold up. However, until such time as economic conditions change materially, either in terms of the outlook for interest rates or global growth, we do not expect the market to rotate significantly from its current leadership unless, of course, earnings falter for the recent market leaders. Thus, the Fund remains overweight in technology and consumer services companies. It also remains overweight in financials, and we see good value in European banks on the back of visible growth associated with an acceleration in economic activity. Capital goods, basic industry and energy remain select areas for choice while health care and consumer staples remain at or below benchmark weight.

A combination of issues surrounding interest rates, earnings expectations, and bifurcated valuations make the current investment environment as tricky as ever. In our opinion, while there is much to be constructive about, there are also great risks lurking about, some of which are not being priced properly in the market. We expect technology to continue to lead within the market until expectations exceed underlying trends. Rising interest rates and uncertainty regarding the magnitude of their increase will pressure equities in the near-term, but relief may come when economic growth moderates later in the year. After five consecutive years of double-digit returns, expectations should be tempered. As such, we are guardedly optimistic that 2000 could be another good, albeit unspectacular, year for equities.


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                                                    ALLIANCE NEW EUROPE FUND o 5

LETTER TO SHAREHOLDERS

[PHOTO OMITTED]

John D. Carifa

[PHOTO OMITTED]

Stephen Beinhacker

Portfolio Manager, Stephen Beinhacker, is Senior Portfolio Manager in the Global/International Group. Mr. Beinhacker has over 14 years of investment experience.

As always, we appreciate your investment in Alliance New Europe Fund and look forward to reporting its progress to you in the coming period.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Stephen Beinhacker

Stephen Beinhacker
Vice President


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6 o ALLIANCE NEW EUROPE FUND

                                                              PERFORMANCE UPDATE

PERFORMANCE UPDATE

ALLIANCE NEWEUROPE FUND
GROWTH OF A $10,000 INVESTMENT
4/30/90* TO 1/31/00

|_| Alliance New Europe Fund
|_| MSCIEurope Index
|_| Lipper European Region Funds Average


                            [MOUNTAIN GRAPH OMITTED]

MSCI Europe Index:                                                       $37,372
Alliance New Europe Fund Class A:                                        $30,933
Lipper European Region Funds Average:                                    $30,312

This chart illustrates the total value of an assumed $10,000 investment in Alliance New Europe Fund Class A shares (from 4/30/90 to 1/31/00) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Morgan Stanley Capital International ("MSCI") EuropeIndex measures the overall performance of stock markets in 15 European countries.

The Lipper European Region Funds Average reflects the performance of 14 funds (based on the number of funds in the average from 4/30/90 to 1/31/00). These funds have generally similar investment objectives to Alliance New Europe Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance New Europe Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index and its results are not indicative of any specific investments, including Alliance New Europe Fund.

* Closest month-end after Fund's Class A share inception date of 4/2/90. *


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                                                   ALLIANCE NEW EUROPE FUND  o 7

PERFORMANCE UPDATE

PERFORMANCE UPDATE

ALLIANCE NEWEUROPE FUND
HISTORY OF RETURNS

                                   |_| Alliance New Europe Fund
                                   |_| MSCI Europe Index

                                 [GRAPH OMITTED]

Past performance is no guarantee of future results. This chart represents performance for the Fund's fiscal years. The Fund's performance for 1991 reflects data since the Fund's inception on April 2, 1990, while performance for the Fund's benchmark for 1991 is from the closest month-end to the Fund's inception date, or March 31, 1990. Data for the Fund and its benchmark for 2000 are through January 31, 2000. The Fund's investment results represent total returns for Class A shares and are based on the net asset value. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Total returns for Class B, Class C and Advisor Class shares will differ due to different expenses associated with those classes. The MSCI Europe Index is a market-capitalization weighted index of over 550 stocks traded in 15 European markets. An investor cannot invest directly in an index.


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8 o ALLIANCE NEW EUROPE FUND

                                                               PORTFOLIO SUMMARY

PORTFOLIO SUMMARY

INCEPTION DATE

(Class A Shares)
4/2/90

PORTFOLIO STATISTICS

Assets ($mil):$384.4
Median Market Capitalization ($mil): $19,570.0

[The following data was represented as a pie chart in the printed material.]

SECTOR BREAKDOWN
|_|21.21% Consumer Services
|_|19.34% Finance
|_|16.06% Capital Goods
|_|15.12% Technology
|_| 5.53% Energy
|_| 5.44% Consumer Manufacturing
|_| 4.64% Consumer Staples
|_| 2.64% Basic Industry
|_| 2.51% Health Care
|_| 2.45% Utilities
|_| 2.24% Aerospace & Defense
|_| 1.58% Multi-Industry Companies
|_| 1.24% Short Term Investments

[The following data was represented as a pie chart in the printed material.]

COUNTRY BREAKDOWN
|_|29.04% United Kingdom
|_|19.33% France
|_|15.17% Netherlands
|_|13.22% Germany
|_| 6.26% Finland
|_| 5.02% Spain
|_| 3.01% Switzerland
|_| 2.99% Ireland
|_| 2.97% Sweden
|_| 1.30% Italy
|_| 0.48% Norway
|_| 1.21% Short Term Investments

All data as of January 31, 2000. Sector and country breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


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                                                    ALLIANCE NEW EUROPE FUND o 9

INVESTMENT OBJECTIVE & POLICIES
and INVESTMENT RESULTS

INVESTMENT OBJECTIVE & POLICIES

Alliance New Europe Fund seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF JANUARY 31, 2000

Class A Shares
--------------------------------------------------------------------------------
                         Without Sales Charge               With Sales Charge
            One Year           17.73%                             12.74%
          Five Years           20.39%                             19.34%
    Since Inception*           12.53%                             12.03%

Class B Shares
--------------------------------------------------------------------------------
                         Without Sales Charge               With Sales Charge
           One Year            16.93%                             12.93%
         Five Years            19.56%                             19.56%
Since Inception*(a)            13.85%                             13.85%

Class C Shares
--------------------------------------------------------------------------------
                         Without Sales Charge               With Sales Charge
           One Year            16.91%                             15.91%
         Five Years            19.56%                             19.56%
   Since Inception*            17.67%                             17.67%

--------------------------------------------------------------------------------


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10 o ALLIANCE NEW EUROPE FUND

                                                              INVESTMENT RESULTS

SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF THE MOST RECENT QUARTER-END
(DECEMBER 31, 1999)

                  Class A     Class B    Class C
--------------------------------------------------
          1 Year     20.76%      21.24%     24.21%
         5 Years     20.33%      20.51%     20.52%
Since Inception*     12.72%      14.65% (a) 18.84%

The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A shares or applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Inception: 4/2/90 Class A; 3/5/91 Class B; 5/3/93 Class C.


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                                                   ALLIANCE NEW EUROPE FUND o 11

TEN LARGEST HOLDINGS

TEN LARGEST HOLDINGS
January 31, 2000 (unaudited)

                                                                   Percent of
Company                                             U.S. $ Value    Net Assets
--------------------------------------------------------------------------------
Mannesmann AG                                      $ 33,925,170        8.8%
--------------------------------------------------------------------------------
United Pan-Europe Communications NV                  21,854,808        5.7
--------------------------------------------------------------------------------
Nokia AB Oyj Corp. Series A                          20,378,585        5.3
--------------------------------------------------------------------------------
British Sky Broadcasting Group Plc                   16,986,643        4.4
--------------------------------------------------------------------------------
STMicroelectronics, NV                               15,074,066        3.9
--------------------------------------------------------------------------------
Equant, NV                                           14,423,094        3.8
--------------------------------------------------------------------------------
Banque Nationale de Paris                            10,704,933        2.8
--------------------------------------------------------------------------------
Total Fina, SA Cl. B                                 10,236,400        2.7
--------------------------------------------------------------------------------
Next Plc                                             10,127,835        2.6
--------------------------------------------------------------------------------
Securitas AB, Cl. B                                   9,620,674        2.5
--------------------------------------------------------------------------------
                                                   $163,332,208       42.5%

MAJOR PORTFOLIO CHANGES

Six Months Ended January 31, 2000 (unaudited)

                             ---------------------------------------------------
                                                   Shares
                             ---------------------------------------------------
                                                                    Holdings
Purchases                             Country          Bought        1/31/00
--------------------------------------------------------------------------------
British Aerospace Plc.         United Kingdom      1,188,500       1,572,492
--------------------------------------------------------------------------------
Tesco Plc.                     United Kingdom        888,170         888,170
--------------------------------------------------------------------------------
Next Plc.                      United Kingdom        887,700       1,288,700
--------------------------------------------------------------------------------
Banca Intesa SpA, RNC          Italy                 682,000         682,000
--------------------------------------------------------------------------------
British Airways Plc.           United Kingdom        573,400       1,219,478
--------------------------------------------------------------------------------
Bank of Scotland               United Kingdom        571,839         851,515
--------------------------------------------------------------------------------
Bank of Ireland                Ireland               564,200         564,200
--------------------------------------------------------------------------------
British Sky Broadcasting
  Group Plc.                   United Kingdom        554,000         728,000
--------------------------------------------------------------------------------
Vodafone AirTouch Plc.         United Kingdom        508,340         940,425
--------------------------------------------------------------------------------
Altadis, SA                    Spain                 409,150         409,150
--------------------------------------------------------------------------------

                                                                    Holdings
Sales                                Country            Sold         1/31/00
--------------------------------------------------------------------------------
Unicredito Italiano SpA        Italy                 814,000             -0-
--------------------------------------------------------------------------------
Merita Plc.                    Finland               616,000             -0-
--------------------------------------------------------------------------------
British Energy Plc.            United Kingdom        523,250             -0-
--------------------------------------------------------------------------------
Orange Plc.                    United Kingdom        502,500             -0-
--------------------------------------------------------------------------------
Royal & Sun Alliance
  Insurance Group Plc.         United Kingdom        354,677             -0-
--------------------------------------------------------------------------------
Misys Plc.                     United Kingdom        351,728             -0-
--------------------------------------------------------------------------------
Norwich Union Plc.             United Kingdom        337,100             -0-
--------------------------------------------------------------------------------
Diageo Plc.                    United Kingdom        331,394             -0-
--------------------------------------------------------------------------------
Tabacalera, SA Ser. A          Spain                 313,150             -0-
--------------------------------------------------------------------------------
United News & Media Plc.       United Kingdom        290,150         140,950
--------------------------------------------------------------------------------


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12 o ALLIANCE NEW EUROPE FUND

                                                          SECTOR DIVERSIFICATION

SECTOR DIVERSIFICATION
January 31, 2000 (unaudited)

                                                                   Percent of
                                           U.S. $ Value            Net Assets
--------------------------------------------------------------------------------
Aerospace & Defense                        $  8,464,307               2.2%
--------------------------------------------------------------------------------
Basic Industries                              9,999,097               2.6
--------------------------------------------------------------------------------
Capital Goods                                60,816,954              15.8
--------------------------------------------------------------------------------
Consumer Manufacturing                       20,595,962               5.4
--------------------------------------------------------------------------------
Consumer Services                            80,277,992              20.9
--------------------------------------------------------------------------------
Consumer Staples                             17,682,327               4.6
--------------------------------------------------------------------------------
Energy                                       20,936,315               5.4
--------------------------------------------------------------------------------
Finance                                      73,243,962              19.0
--------------------------------------------------------------------------------
Healthcare                                    9,495,391               2.5
--------------------------------------------------------------------------------
Multi-Industry                                5,970,723               1.6
--------------------------------------------------------------------------------
Technology                                   57,260,482              14.9
--------------------------------------------------------------------------------
Utilities                                     9,279,848               2.4
--------------------------------------------------------------------------------
Total Investments                           374,023,360              97.3
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities     10,420,755               2.7
--------------------------------------------------------------------------------
Net Assets                                 $384,444,115             100.0%
--------------------------------------------------------------------------------

* Exclude short-term obligations


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                                                   ALLIANCE NEW EUROPE FUND o 13

                                                        PORTFOLIO OF INVESTMENTS

PORTFOLIO OF INVESTMENTS
January 31, 2000 (unaudited)

Company                                               Shares       U.S. $ Value
--------------------------------------------------------------------------------

Common Stocks-97.3%

Finland-6.2%

Nokia AB Oyj Corp. Ser. A ..................         112,000      $  20,378,585
Sonera Group Oyj ...........................          47,800          3,304,876
                                                                  -------------
                                                                     23,683,461
                                                                  -------------

France-19.1%

Assurances Generales de France .............          33,600          1,653,699
Aventis, SA ................................          34,000          1,805,188
Banque Nationale de Paris ..................         134,250         10,704,933
Carrefour, SA ..............................          56,000          8,952,728
Castorama Dubois Investisse ................          38,000          8,916,809
Compagnie de Saint-Gobain ..................          12,000          1,707,637
Rhodia, SA .................................         203,000          4,363,012
Sanofi-Synthelabo, SA ......................         160,000          6,045,427
STMicroelectronics, NV .....................          91,700         15,074,066
Total Fina, SA Cl. B .......................          82,000         10,236,400
Transiciel, SA .............................          16,000          2,057,015
Valeo, SA ..................................          24,239          1,665,172
                                                                  -------------
                                                                     73,182,086
                                                                  -------------

Germany-13.0%

Mannesmann AG ..............................         126,069         33,925,170
Pixelpark AG(a) ............................           7,923            968,067
Siemens AG .................................          41,900          5,970,723
Software AG(a) .............................         144,900          9,172,218
                                                                  -------------
                                                                     50,036,178
                                                                  -------------

Ireland-2.9%

Bank of Ireland ............................         564,200          3,662,766
CRH Plc ....................................         399,909          7,664,957
                                                                  -------------
                                                                     11,327,723
                                                                  -------------

Italy-1.3%

Banca Intesa SpA, RNC ......................         682,000          1,161,262
Banca Intesa SpA ...........................         341,000          1,104,370
ENI SpA ....................................         557,500          2,648,113
                                                                  -------------
                                                                      4,913,745
                                                                  -------------
Netherlands-14.9%

Akzo Nobel NV ..............................         135,000          5,636,085
Equant NV(a) ...............................          66,000          6,768,719
Equant NV-ADR(a) ...........................          74,000          7,654,375
ING Groep NV ...............................         130,300          6,598,427
Koninklijke Ahold NV .......................          84,028          2,008,850
Philips Electronics NV .....................          44,000          6,498,834
Thermo Eurotech NV(b) ......................         160,000            427,526
United Pan-Europe Communications NV(a) .....         171,300         21,854,808
                                                                  -------------
                                                                     57,447,624
                                                                  -------------


--------------------------------------------------------------------------------
14 o ALLIANCE NEW EUROPE FUND

                                                        PORTFOLIO OF INVESTMENTS

Company                                               Shares       U.S. $ Value
--------------------------------------------------------------------------------

Norway-0.5%

Royal Caribbean Cruises Ltd. ...............          36,500      $   1,815,810
                                                                  -------------

Spain-4.9%

Altadis, SA ................................         409,150          4,497,248
Repsol YPF, SA .............................         424,000          8,051,802
Telefonica, SA .............................         235,066          5,974,972
Unidad Editorial, SA(b) ....................         249,966            490,634
                                                                  -------------
                                                                     19,014,656
                                                                  -------------

Sweden-2.9%

AstraZeneca Group Plc ......................          44,270          1,644,776
Securitas AB, Cl. B ........................         458,080          9,620,674
                                                                  -------------
                                                                     11,265,450
                                                                  -------------

Switzerland-3.0%

ABB Ltd. ...................................          66,500          7,396,544
Schweizerische Rueckversicherungs-
  Gesellschaft .............................             760          1,310,824
Zurich Allied AG ...........................           5,725          2,676,179
                                                                  -------------
                                                                     11,383,547
                                                                  -------------

United Kingdom-28.6%
Autonomy Corp. Plc.(a) .....................          48,000          4,416,000
Bank of Scotland ...........................         851,515          8,537,853
Beazer Group Plc ...........................         530,300          1,050,512
British Aerospace Plc ......................       1,572,492          8,464,307
British Airways Plc ........................       1,219,478          6,494,822
British Sky Broadcasting Group Plc .........         728,000         16,986,643
CGU Plc ....................................         420,888          5,566,434
CMG Plc ....................................          90,000          5,845,503
Compass Group Plc ..........................         194,300          2,424,577
Dixons Group Plc ...........................         216,600          4,294,311
FKI Plc.(a) ................................         896,000          3,993,648
Imperial Tobacco Group Plc .................         255,600          1,878,014
Next Plc ...................................       1,288,700         10,127,835
Prudential Plc .............................         200,000          3,715,142
Royal Bank of Scotland Group Plc ...........         433,412          7,044,569
Slough Estates Plc .........................         407,000          2,134,599
Standard Chartered Plc .....................         618,830          7,752,231
Tesco Plc ..................................         888,170          2,354,337
United News & Media Plc ....................         140,950          1,679,889
Vodafone AirTouch Plc ......................         940,425          5,191,854
                                                                  -------------
                                                                    109,953,080
                                                                  -------------
Total Common Stocks
  (cost $307,482,250) ......................                        374,023,360
                                                                  -------------


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 15

PORTFOLIO OF INVESTMENTS

                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
--------------------------------------------------------------------------------

Time Deposit-1.2%

Bank of New York
  5.00%, 2/01/2000
  (cost $4,600,000) ........................   $       4,600      $   4,600,000
                                                                  -------------

Total Investments-98.5%
  (cost $312,082,250) ......................                        378,623,360
Other assets less liabilities-1.5% .........                          5,820,755
                                                                  -------------

Net Assets-100% ............................                      $ 384,444,115
                                                                  =============

(a)  Non-income producing security.
(b)   Restricted and illiquid securities, valued at fair value (See Notes A &
      F).

      Glossary:
      ADR - American Depositary Receipt.
      See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE NEW EUROPE FUND

                                               STATEMENT OF ASSETS & LIABILITIES

STATEMENT OF ASSETS & LIABILITIES
January 31, 2000 (unaudited)

Assets

Investments in securities, at value (cost $312,082,250) ......    $ 378,623,360
Cash .........................................................           19,877
Foreign cash, at value (cost $2,155,231) .....................        2,147,098
Receivable for investment securities sold ....................       17,968,510
Receivable for capital stock sold ............................        1,897,800
Dividends and interest receivable ............................        1,046,178
                                                                  -------------
Total assets .................................................      401,702,823
                                                                  -------------
Liabilities
Payable for investment securities purchased ..................       15,001,888
Payable for capital stock redeemed ...........................        1,362,351
Advisory fee payable .........................................          306,516
Distribution fee payable .....................................          235,727
Accrued expenses .............................................          352,226
                                                                  -------------
Total liabilities ............................................       17,258,708
                                                                  -------------
Net Assets ...................................................    $ 384,444,115
                                                                  =============

Composition of Net Assets
Capital stock, at par ........................................    $     189,881
Additional paid-in capital ...................................      306,893,505
Accumulated net investment loss ..............................       (2,479,750)
Accumulated net realized gain on investments and
  foreign currency transactions ..............................       13,653,300
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities ................       66,187,179
                                                                  -------------
                                                                  $ 384,444,115
                                                                  =============

Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($149,062,527 / 7,051,146 shares of capital stock
  issued and outstanding) ....................................    $       21.14
Sales charge--4.25% of public offering price .................              .94
                                                                  -------------
Maximum offering price .......................................    $       22.08
                                                                  =============

Class B Shares
Net asset value and offering price per share
  ($170,746,607 / 8,681,330 shares of capital stock
  issued and outstanding) ....................................    $       19.67
                                                                  =============

Class C Shares
Net asset value and offering price per share
  ($57,034,301 / 2,896,966 shares of capital stock
  issued and outstanding) ....................................    $       19.69
                                                                  =============

Advisor Class Shares
Net asset value, redemption and offering price per share
  ($7,600,680 / 358,656 shares of capital stock
  issued and outstanding) ....................................    $       21.19
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 17

STATEMENT OF OPERATIONS

STATEMENT OF OPERATIONS
Six Months Ended January 31, 2000 (unaudited)

Investment Income

Dividends (net of foreign taxes
  withheld of $85,834) ........................     $ 1,122,452
Interest ......................................         123,076     $ 1,245,528
                                                    ------------
Expenses

Advisory fee ..................................       1,624,244
Distribution fee -- Class A ...................         207,399
Distribution fee -- Class B ...................         776,947
Distribution fee -- Class C ...................         250,049
Transfer agency ...............................         450,394
Custodian .....................................         173,810
Administrative ................................          63,000
Printing ......................................          48,514
Audit and legal ...............................          47,654
Registration ..................................          35,511
Directors' fees ...............................          21,080
Miscellaneous .................................          34,738
                                                    ------------
Total expenses ................................       3,733,340
Less: expenses offset arrangement
  (see Note B) ................................         (22,901)
                                                    ------------
Net expenses ..................................                       3,710,439
                                                                    -----------
Net investment loss ...........................                      (2,464,911)
                                                                    -----------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions

Net realized gain on investment
  transactions ................................                      18,855,824
Net realized loss on foreign currency
  transactions ................................                        (487,559)
Net change in unrealized
  appreciation/depreciation of:
  Investments .................................                      44,231,867
  Foreign currency denominated assets
   and liabilities ............................                        (344,776)
                                                                    -----------
Net gain on investments and foreign
  currency transactions .......................                      62,255,356
                                                                    -----------
Net Increase in Net Assets
from Operations ...............................                     $59,790,445
                                                                    ===========

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE NEW EUROPE FUND

                                              STATEMENT OF CHANGES IN NET ASSETS

STATEMENT OF CHANGES
IN NET ASSETS

                                                Six Months
                                                   Ended           Year Ended
                                             January 31, 2000        July 31,
                                                (unaudited)            1999
                                               -------------      -------------
Increase (Decrease) in Net Assets
from Operations

Net investment loss ......................     $  (2,464,911)     $     (97,975)
Net realized gain on investments and
  foreign currency transactions ..........        18,368,265         13,408,223
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities .....        43,887,091        (22,992,687)
                                               -------------      -------------
Net increase (decrease) in net assets
  from operations ........................        59,790,445         (9,682,439)

Dividends and Distributions to
Shareholders from:

Net realized gain on investments and
  foreign currency transactions
  Class A ................................        (6,199,548)       (14,329,507)
  Class B ................................        (7,384,078)       (17,661,905)
  Class C ................................        (2,364,210)        (5,167,355)
  Advisor Class ..........................          (273,936)          (416,417)

Capital Stock Transactions

Net increase .............................        19,953,935         57,216,107
                                               -------------      -------------
Total increase ...........................        63,522,608          9,958,484

Net Assets

Beginning of year ........................       320,921,507        310,963,023
                                               -------------      -------------
End of period ............................     $ 384,444,115      $ 320,921,507
                                               =============      =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 19

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
January 31, 2000 (unaudited)

NOTE A

Significant Accounting Policies

Alliance New Europe Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchange whose operations are similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with the procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
20 o ALLIANCE NEW EUROPE FUND

                                                   NOTES TO FINANCIAL STATEMENTS

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of debt securities and forward currency exchange contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares have no distribution fees).

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 21

NOTES TO FINANCIAL STATEMENTS

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of 1.10% of the Fund's average daily net assets up to $100 million, .95 of 1% of the next $100 million of the Fund's average daily net assets and .80 of 1% of the Fund's average daily net assets over $200 million. Pursuant to the advisory agreement, the Fund paid $63,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended January 31, 2000.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $318,761 for the six months ended January 31, 2000.

For the six months ended January 31, 2000, the Fund's expenses were reduced by $22,901 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $26,517 from the sale of Class A shares and $875, $169,723 and $9,941 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2000.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2000, amounted to $844,525, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $5,789,655 and $922,285 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred


--------------------------------------------------------------------------------
22 o ALLIANCE NEW EUROPE FUND

                                                   NOTES TO FINANCIAL STATEMENTS

by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $191,774,887 and $188,427,441, respectively, for the six months ended January 31, 2000. There were no purchases or sales of U.S. government and government agency obligations for the six months ended January 31, 2000.

At January 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $93,337,040 and gross unrealized depreciation of investments was $26,795,930, resulting in net unrealized appreciation of $66,541,110 (excluding foreign currency transactions).

Forward Exchange Currency Contracts

The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions. Fluctuations in the value of forward foreign exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

At January 31, 2000, the Fund had no outstanding forward foreign exchange currency contracts.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 23

NOTES TO FINANCIAL STATEMENTS

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in shares of beneficial interest were as follows:

                  --------------------------------    ---------------------------------
                                    Shares                            Amount
                  --------------------------------    ---------------------------------
                        Six Months                          Six Months
                             Ended      Year Ended               Ended       Year Ended
                  January 31, 2000        July 31,    January 31, 2000         July 31,
                       (unaudited)            1999          (unaudited)            1999
                  ---------------------------------------------------------------------
Class A
Shares sold             4,671,060       10,387,131       $  93,290,024    $ 193,992,568
---------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            10,082          646,882             199,918       11,572,721
---------------------------------------------------------------------------------------
Shares converted
  from Class B             81,850          122,569           1,639,315        2,294,514
---------------------------------------------------------------------------------------
Shares redeemed        (4,480,837)     (10,373,809)        (89,838,214)    (195,377,111)
---------------------------------------------------------------------------------------
Net increase              282,155          782,773       $   5,291,043    $  12,482,692
=======================================================================================

Class B
Shares sold             1,665,211        4,397,501       $  31,221,467    $  78,216,424
---------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions            44,134          764,041             815,592       12,858,820
---------------------------------------------------------------------------------------
Shares converted
  to Class A              (87,695)        (130,183)         (1,639,315)      (2,294,514)
---------------------------------------------------------------------------------------
Shares redeemed        (1,251,555)      (3,338,762)        (23,058,430)     (58,834,272)
---------------------------------------------------------------------------------------
Net increase              370,095        1,692,597       $   7,339,314    $  29,946,458
=======================================================================================

Class C
Shares sold               925,276        1,954,513       $  17,386,260    $  34,745,461
---------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions            26,728          197,181             494,203        3,320,533
---------------------------------------------------------------------------------------
Shares redeemed          (688,219)      (1,425,607)        (12,632,275)     (25,336,023)
---------------------------------------------------------------------------------------
Net increase              263,785          726,087       $   5,248,188    $  12,729,971
=======================================================================================


--------------------------------------------------------------------------------
24 o ALLIANCE NEW EUROPE FUND

                                                   NOTES TO FINANCIAL STATEMENTS

                  --------------------------------    ---------------------------------
                                    Shares                            Amount
                  --------------------------------    ---------------------------------
                        Six Months                          Six Months
                             Ended      Year Ended               Ended       Year Ended
                  January 31, 2000        July 31,    January 31, 2000         July 31,
                       (unaudited)            1999          (unaudited)            1999
                  ---------------------------------------------------------------------
Advisor Class
Shares sold               159,636          640,008        $  3,194,519     $ 12,009,548
---------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions             1,061           20,566              21,094          367,511
---------------------------------------------------------------------------------------
Shares redeemed           (59,132)        (547,753)         (1,140,223)     (10,320,073)
---------------------------------------------------------------------------------------
Net increase              101,565          112,821        $  2,075,390     $  2,056,986
=======================================================================================

NOTE F

Restricted Securities
                                                 Date
Security                                       Acquired         U.S. $ Cost
--------                                       --------         -----------
Thermo Eurotech NV                              3/19/91           $512,088
Unidad Editorial, SA Series A                  10/01/92            317,808

The securities shown above are restricted as to sale and have been valued at fair value in accordance with procedures described in Note A. The value of these securities at January 31, 2000 was $918,160, representing 0.2% of net assets.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2000.

NOTE H

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

The Fund has invested approximately 29% of its net assets in United Kingdom equity securities. Political, social or economic changes in this market may have a greater impact on the value of the Fund's portfolio due to this concentration.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 25

                                                            FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ------------------------------------------------------------------------------------------------
                                                                              Class A
                                  ------------------------------------------------------------------------------------------------
                                   Six Months
                                        Ended
                                  January 31,                                              Year Ended July 31,
                                         2000  -----------------------------------------------------------------------------------
                                  (unaudited)              1999             1998             1997            1996             1995
                                  ------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year ...........   $   18.57           $   21.85        $   18.61        $   15.84        $   15.11     $     12.66
                                  ------------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income (loss) ..        (.10)(a)             .07(a)           .05(a)           .07(a)           .18             .04
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................        3.58                (.79)            5.28             4.20             1.02            2.50
                                  ------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................        3.48                (.72)            5.33             4.27             1.20            2.54
                                  ------------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........         -0-                 -0-              -0-             (.15)             -0-            (.09)
Distributions in excess of net
  investment income ...........         -0-                 -0-             (.04)            (.03)             -0-             -0-
Distributions from net realized
  gains on investments and
  foreign currency
  transactions ................        (.91)              (2.56)           (2.05)           (1.32)            (.47)            -0-
                                  ------------------------------------------------------------------------------------------------
Total dividends and
  distributions ...............        (.91)              (2.56)           (2.09)           (1.50)            (.47)           (.09)
                                  ------------------------------------------------------------------------------------------------
Net asset value,
  end of period ...............   $   21.14           $   18.57        $   21.85        $   18.61        $   15.84     $     15.11
                                  ================================================================================================
Total Return
Total investment return
   based on net asset value(b)        19.06%              (2.87)%          32.21%           28.78%            8.20%          20.22%
Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted) .............   $ 149,063           $ 125,729        $ 130,777        $  78,578        $  74,026     $    86,112
Ratio of expenses to
  average net assets ..........        1.73%(c)(d)         1.80%(c)         1.85%(c)         2.05%(c)         2.14%           2.09%
Ratio of net investment
  income (loss) to average
  net assets ..................       (1.01)%(d)           0.39%             .25%             .40%            1.10%            .37%
Portfolio turnover rate .......          56%                 89%              99%              89%              69%             74%

See footnote summary on page 30.


--------------------------------------------------------------------------------
26 o ALLIANCE NEW EUROPE FUND

                                                            FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ------------------------------------------------------------------------------------------------
                                                                              Class B
                                  ------------------------------------------------------------------------------------------------
                                   Six Months
                                        Ended
                                  January 31,                                              Year Ended July 31,
                                         2000  -----------------------------------------------------------------------------------
                                  (unaudited)                  1999               1998             1997           1996        1995
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year ............  $     17.39           $     20.76        $     17.87        $   15.31       $  14.71    $  12.41
                                  ------------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income (loss) ...         (.16)(a)              (.06)(a)           (.08)(a)         (.04)(a)        .08        (.05)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions .................         3.35                  (.75)              5.02             4.02            .99        2.44
                                  ------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ...................         3.19                  (.81)              4.94             3.98           1.07        2.39
                                  ------------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ............          -0-                   -0-                -0-              -0-            -0-        (.09)
Distributions in excess of net
  investment income ............          -0-                   -0-                -0-             (.10)           -0-         -0-
Distributions from net realized
  gains on investments and
  foreign currency
  transactions .................         (.91)                (2.56)             (2.05)           (1.32)          (.47)        -0-
                                  ------------------------------------------------------------------------------------------------
Total dividends and
  distributions ................         (.91)                (2.56)             (2.05)           (1.42)          (.47)       (.09)
                                  ------------------------------------------------------------------------------------------------
Net asset value,
  end of period ................  $     19.67           $     17.39        $     20.76        $   17.87       $  15.31    $  14.71
                                  ================================================================================================
Total Return
Total investment return
  based on net asset value(b) ..        18.67%                (3.52)%            31.22%           27.76%          7.53%      19.42%
Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted) ..............  $   170,747           $   144,570        $   137,425        $  66,032       $ 42,662    $ 34,527
Ratio of expenses to
  average net assets ...........         2.43%(c)(d)           2.50%(c)           2.56%(c)         2.75%(c)       2.86%       2.79%
Ratio of net investment
  income (loss) to average
  net assets ...................       (1.70)%(d)              (.34)%             (.40)%           (.23)%          .59%       (.33)%
Portfolio turnover rate ........           56%                   89%                99%              89%            69%         74%

See footnote summary on page 30.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 27

                                                            FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ------------------------------------------------------------------------------------------------
                                                                              Class C
                                  ------------------------------------------------------------------------------------------------
                                  Six Months
                                       Ended
                                  January 31,                                              Year Ended July 31,
                                         2000  -----------------------------------------------------------------------------------
                                  (unaudited)                1999              1998             1997              1996       1995
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year ...........   $    17.41           $    20.77        $    17.89        $    15.33        $    14.72     $12.42
                                  ------------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income (loss) ..         (.16)(a)             (.05)(a)          (.08)(a)          (.04)(a)           .08       (.07)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................         3.35                 (.75)             5.01              4.02              1.00       2.46
                                  ------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................         3.19                 (.80)             4.93              3.98              1.08       2.39
                                  ------------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........          -0-                  -0-               -0-               -0-               -0-       (.09)
Distributions in excess of net
  investment income ...........          -0-                  -0-               -0-              (.10)              -0-        -0-
Distributions from net realized
  gains on investments and
  foreign currency
  transactions ................         (.91)               (2.56)            (2.05)            (1.32)             (.47)       -0-
                                  ------------------------------------------------------------------------------------------------
Total dividends and
  distributions ...............         (.91)               (2.56)            (2.05)            (1.42)             (.47)      (.09)
                                  ------------------------------------------------------------------------------------------------
Net asset value,
  end of period ...............   $    19.69           $    17.41        $    20.77        $    17.89        $    15.33     $14.72
                                  ================================================================================================
Total Return
Total investment return
  based on net asset value(b)..        18.66%               (3.46)%           31.13%            27.73%             7.59%     19.40%
Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted) .............   $   57,034           $   45,845        $   39,618        $   16,907        $   10,141     $7,802
Ratio of expenses to
  average net assets ..........         2.43%(c)(d)          2.50%(c)          2.56%(c)          2.74%(c)          2.87%      2.78%
Ratio of net investment
  income (loss) to average
  net assets ..................        (1.70)%(d)            (.28)%            (.41)%            (.23)%             .58%      (.33)%
Portfolio turnover rate .......           56%                  89%               99%               89%               69%        74%

See footnote summary on page 30.


--------------------------------------------------------------------------------
28 o ALLIANCE NEW EUROPE FUND

                                                            FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                          ---------------------------------------------------------------------
                                                                                      Advisor Class
                                                          ---------------------------------------------------------------------
                                                            Six Months                                              October 2,
                                                                 Ended                                                 1996(e)
                                                           January 31,                                                      to
                                                                  2000                Year Ended July 31,             July 31,
                                                           (unaudited)                1999              1998              1997
                                                          ---------------------------------------------------------------------
Net asset value, beginning of period .................       $   18.58            $   21.79         $   18.57         $   16.25
                                                          ---------------------------------------------------------------------
Income From Investment
   Operations
Net investment income (loss)(a) ......................            (.07)                 .13               .08               .11
Net realized and unrealized gain (loss)
   on investments and foreign
   currency transactions .............................            3.59                 (.78)             5.28              3.76
                                                          ---------------------------------------------------------------------
Net increase (decease) in net asset
   value from operations .............................            3.52                 (.65)             5.36              3.87
                                                          ---------------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment
   income ............................................             -0-                  -0-               -0-              (.09)
Distribution in excess of net
   investment income .................................             -0-                  -0-              (.09)             (.14)
Distributions from net realized gains
   on investments and foreign
   currency transactions .............................            (.91)               (2.56)            (2.05)            (1.32)
                                                          ---------------------------------------------------------------------
Total dividends and distributions ....................            (.91)               (2.56)            (2.14)            (1.55)
                                                          ---------------------------------------------------------------------
Net asset value, end of period .......................       $   21.19            $   18.58         $   21.79         $   18.57
                                                          =====================================================================
Total Return
Total investment return based on
   net asset value(b) ................................           19.26%               (2.54)%           32.55%            25.76%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ...................................       $   7,601            $   4,778         $   3,143         $   4,130
Ratio of expenses to average
   net assets(c) .....................................            1.42%(d)             1.51%             1.56%             1.71%(d)
Ratio of net investment income (loss)
   to average net assets .............................            (.67)%(d)             .68%              .39%              .77%(d)
Portfolio turnover rate ..............................              56%                  89%               99%               89%

See footnote summary on page 30.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 29

FINANCIAL HIGHLIGHTS

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                              Six
                           Months
                            Ended                                   Period
                       January 31,                                   Ended
                             2000            Year Ended July 31,  July 31,
                      (unaudited)(d)          1999        1998        1997
--------------------------------------------------------------------------------
Class A .............       1.71%             1.78%       1.84%       2.04%
Class B .............       2.42%             2.49%       2.54%       2.74%
Class C .............       2.42%             2.49%       2.54%       2.73%
Advisor Class .......       1.41%             1.50%       1.54%       1.71%(d)

(d)   Annualized
(e)   Commencement of distribution.


--------------------------------------------------------------------------------
30 o ALLIANCE NEW EUROPE FUND

                                                    GLOSSARY OF INVESTMENT TERMS

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceed its liabilities).

correction

A drop in the price of a stock, bond, commodity, index, or the overall market, following a rise.

equity security

Another term for stock.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

economic growth rate

The rate, usually measured annually, at which a nation's, industry's, community's, or company's income increases.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

inflation

The overall general upward price movement of goods and services in an economy.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the market, for example, the technology sector.

sell-off

An abrupt drop in price resulting from widespread selling.

valuation

The process of determining the value of an asset or company.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 31

ALLIANCE CAPITAL

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $368 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 31 of the FORTUNE 100 companies and public retirement funds in 31 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 277 investment professionals in 21 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/99.


--------------------------------------------------------------------------------
32 o ALLIANCE NEW EUROPE FUND

                                                ALLIANCE CAPITAL AT YOUR SERVICE

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio and Alliance Select Investor Series Technology Portfolio, which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 33

BOARD OF DIRECTORS

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
David H. Dievler(1)
John H. Dobkin(1)
W.H. Henderson(1)
Stig Host(1)
Alan J. Stoga(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Thomas J. Bardong, Vice President
Stephen M. Beinhacker, Vice President
Russell Brody, Vice President
Mark D. Gersten, Treasurer & Chief Financial Officer
Edmund P. Bergan, Jr., Secretary
Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

(1)  Member of the Audit Committee.


--------------------------------------------------------------------------------
34 o ALLIANCE NEW EUROPE FUND

                                                ALLIANCE CAPITAL FAMILY OF FUNDS

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 35

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--------------------------------------------------------------------------------
36 o ALLIANCE NEW EUROPE FUND

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--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 37

Alliance New Europe Fund                                     ---------------
1345 Avenue of the Americas                                     BULK RATE
New York, NY 10105                                            U.S. POSTAGE
(800) 221-5672                                                    PAID
                                                              New York, NY
                                                             Permit No. 7131
                                                             ---------------

Alliance Capital [LOGO]
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

EURSR0100